                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       7/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Worldwide 2004 Fund

Annual Report to Shareholders

July 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Information About Your Fund's Expenses

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Registered Public Accounting Firm

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Moreover, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2004

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/04
	1-Year	3-Year	5-Year	10-Year
Scudder Worldwide 2004 Fund	3.01%	1.75%	2.15%	5.72%
MSCI EAFE + Canada Index+	25.06%	3.65%	-.77%	3.93%
Lehman Brothers Government/Corporate Bond Index++	4.72%	6.24%	7.39%	7.34%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/04	$ 7.83
7/31/03	$ 8.00
Distribution Information: Twelve Months: Income Dividends as of 7/31/04	$ .41

Lipper Rankings - Balanced Target Maturity Funds Category as of 7/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	32	of	75	43
3-Year	12	of	19	60
5-Year	6	of	9	60
10-Year	6	of	6	86

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Worldwide 2004 Fund [] MSCI EAFE + Canada Index+ [] Lehman Brothers Government/Corporate Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/04
		1-Year	3-Year	5-Year	10-Year
Scudder Worldwide 2004 Fund	Growth of $10,000	$9,786	$10,007	$10,568	$16,570
	Average annual total return	-2.14%	.02%	1.11%	5.18%
MSCI EAFE + Canada Index+	Growth of $10,000	$12,506	$11,136	$9,622	$14,709
	Average annual total return	25.06%	3.65%	-.77%	3.93%
Lehman Brothers Government/ Corporate Bond Index++	Growth of $10,000	$10,472	$11,990	$14,285	$20,297
	Average annual total return	4.72%	6.24%	7.39%	7.34%

The growth of $10,000 is cumulative.

+ The MSCI EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East and Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets.
++ The Lehman Brothers Government/Corporate Bond Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2004.

The table illustrates your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2004
Actual Fund Return
Beginning Account Value 1/31/04	$ 1,000
Ending Account Value 7/31/04	$ 986
Expenses Paid per $1,000**	$ 7.75
Hypothetical 5% Fund Return
Beginning Account Value 1/31/04	$ 1,000
Ending Account Value 7/31/04	$ 1,017
Expenses Paid per $1,000*	$ 7.88

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios
Scudder Worldwide 2004 Fund	1.57%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Worldwide 2004 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Worldwide 2004 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Alex Tedder

Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1994 and the fund in 2002.

• Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.

• Previously managed European equities and responsible for Insurance Sector with four years of experience at Schroder Investment Management.

• MA, Freiburg University.

Clare Gray, CFA

Director of Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Portfolio manager with primary focus on European markets and senior analyst covering global telecommunications: London.

• Previous experience includes three years of experience in international investments and corporate finance with Citicorp Securities.

Matthias Knerr, CFA

Director, Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1995.

• Head of the Capital Goods Global Sector Team: London.

• Portfolio manager for EAFE Equities and Global Equities.

Sangita Uberoi, CFA

Director, Deutsche Asset Management and Manager of the fund.

• Joined Deutsche Asset Management in 1994.

• Head of the Global Equity Research Team for Consumer Goods, Retail and Leisure Sector: London.

• Portfolio manager for EAFE Equities.

• Previous experience includes two years in equity research and investments at Lehman Brothers & Smith Barney.

In the following interview, the fund's portfolio management team discusses Scudder Worldwide 2004 Fund's strategy and the market environment during the 12-month period ended July 31, 2004. Please note that Scudder Worldwide 2004 Fund was launched in 1994 as a guaranteed product and is scheduled to mature on November 15, 2004. On that date, the day the portfolio's fixed-income holdings mature, the fund will liquidate and the proceeds will be distributed to shareholders. We will continue to actively manage the equity portion of the fund until its liquidation date.

Q: How did the fund perform during the annual period?

A: For the 12 months ended July 31, 2004, Class A shares of the fund produced a total return of 3.01%. (Returns are unadjusted for sales charges. If sales charges had been included, return would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 4 for complete performance information.) The fund's benchmark, which is a 60/40 combination, respectively, of two unmanaged indices - the Lehman Brothers Government/Corporate Bond Index and the Morgan Stanley Capital International (MSCI) EAFE + Canada Index - returned just over 12%, with the two indices returning 4.72% and 25.06%, respectively. 1

1 The Lehman Brothers Government/Corporate Bond Index is comprised of US government Treasury and agency securities and corporate Yankee bonds. The MSCI EAFE + Canada Index (Morgan Stanley Capital International Europe, Australasia, Far East and Canada Index) is an unmanaged index generally accepted as a benchmark for major overseas markets. In both cases, index returns assume reinvested dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly into an index.

Q: How are the fund's assets allocated among stocks and fixed income securities?

A: The fund's investment strategy is to provide a targeted value to shareholders at its maturity date, November 15, 2004. Given the proximity of this date, we hold a below-benchmark weighting of 24% in stocks and a corresponding overweight in bonds - 75% of the portfolio.2 This positioning, while consistent with the fund's goal, was the primary reason for its underperformance versus the benchmark given the strong performance of the global stock markets during the reporting period.

2 "Overweight" means a fund holds a higher weighting in a given sector than the benchmark index; "underweight" means a fund holds a lower weighting than the benchmark.

Q: How did the fund's investments in fixed-income securities affect performance?

A: Government bonds performed well during the fiscal year. The bulk of the gains were generated in the first half of the period, during which the bond market was supported by a backdrop of low inflation, moderate economic growth and a tame interest rate environment. But Treasury yields skyrocketed (and fell in price) during the spring, as investors became concerned that signs of rising inflation and a stronger US job market would prompt the Federal Reserve to begin raising interest rates from their ultra-low levels. Indeed, the Fed hiked interest rates by a quarter-point on June 30, the first time it had done so in more than four years.

Despite the market weakness that occurred toward the end of the reporting period, the fund's position in bonds produced a modestly positive performance for the full year. The fixed-income portion of the portfolio is invested entirely in Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.3 In other words, the final payment of the bond - the return of principal - is the only payment investors receive. Such securities initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1000 per bond) on their maturity date. Since the bonds we hold in the portfolio are approaching their maturity date of November 15, 2004, both their total return and their volatility were less than that of the bond market as a whole.

3 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

Q: How did the fund's holdings in equities perform during the period?

A: The fund's position in equities produced strong absolute performance. However, as was the case with bonds, virtually all of the gain came in the first half of the fiscal year. During this time, the combination of recovering economic growth, improved corporate earnings and a benign interest rate environment allowed stocks to recover nicely from their long bear market of 2000-2003. But in the second half of the period, global equity markets were virtually flat: the MSCI EAFE + Canada Index returned -0.23% for the six months ended July 31, 2004. After a year-long run-up in stock prices, investors grew more cautious due to a litany of unfavorable developments, including the possibility of slower economic growth in China, higher US interest rates, the sharp rise in crude oil prices and the renewal of geopolitical turmoil.

For the full year, the performance of the fund's equity position was helped by our stock selection in the information technology, materials and utilities sectors, but was hurt by our stock picking within the energy, financial and consumer discretionary areas. On an individual stock basis, top contributors included Mizuho Financial Group, Inc., a Japanese bank that performed well into triple digits during the year, and Mitsui Fudosan Co., Ltd., a Japanese real estate company that has performed well amid the improving property market in Japan. We also received strong gains from OTP Bank® in Hungary and from Companhia Vale do Rio Doce, a Brazilian mining company that benefited from increasing demand for raw materials from China. On the negative side, a position in Yukos - the Russian oil company that has become the subject of a well-publicized government effort to collect $3.4 billion in back taxes - was a significant detractor. We have since eliminated the fund's position in the company. And in the consumer discretionary area, the primary detractor was the fund's holdings in stocks that underperformed the sector as a whole, such as Nissan Motor Co., Ltd. and Sharp Corp.

Q: How is the equity portion of the fund positioned?

A: In an environment that is rife with risk, we are maintaining an emphasis on companies with high cash-flow return on investment, or "CFROI." This means that a company's capital investments are paying off in the form of strong cash flows. We are also focusing on companies with high and/or rising dividends. Examples of fund holdings that meet our criteria include Roche Holding AG (Switzerland, pharmaceuticals); E.ON AG (Germany, utilities); EADS (France, industrials, not held at the end of the reporting period); Kirin Brewery Co., Ltd. (Japan); Kingfisher PLC (UK, consumer discretionary); Schneider Electric SA (France, industrials); and Samsung Electronics Co., Ltd. (South Korea, technology). While an uncertain environment means that markets are likely to remain volatile through the remainder of 2004, our disciplined focus on fundamentally sound, reasonably valued companies with strong returns on their capital investments positions the portfolio in the what we believe are the world's best companies.

On a regional basis, we have gradually moved the portfolio's weighting in Europe - where economic growth remains relatively anemic - to an underweight. In contrast, the outlook for Asia, including Japan, appears positive. Not only does demand for Asian exports continue to grow at a very high rate, but domestic consumption appears to be recovering at varying degrees across the region. Notwithstanding recent moves by the Chinese authorities to raise the cost of borrowing and slow the rate of industrial expansion, China is, in our view, likely to maintain a very high growth rate in the coming years. As a result, we have found opportunities in Asia to be more attractive. With respect to the emerging markets, we reduced the fund's position in this area as a number of holdings had risen to levels that we believed represented their fair valuations. The fund's regional weightings are not the result of a top-down investment process, but, rather, they reflect our views on individual companies in each area.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2004

Asset Allocation	7/31/04	7/31/03

US Government Backed	75%	81%
Common Stocks	24%	18%
Cash Equivalents	1%	1%
	100%	100%

Geographical Diversification*	7/31/04	7/31/03

United Kingdom	25%	20%
Japan	25%	19%
Switzerland	12%	12%
France	7%	13%
Germany	7%	10%
Netherlands	4%	5%
Italy	3%	3%
Spain	3%	3%
Korea	2%	2%
Other	12%	13%
	100%	100%

Sector Diversification*	7/31/04	7/31/03

Financials	26%	23%
Consumer Discretionary	15%	12%
Health Care	10%	11%
Energy	10%	9%
Industrials	8%	11%
Telecommunication Services	7%	10%
Information Technology	7%	8%
Consumer Staples	7%	5%
Materials	6%	6%
Other	4%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

* Excludes cash equivalents and US Government Backed.

Ten Largest Equity Holdings at July 31, 2004 (6.7% of Portfolio)
1. Total SA Producer of oil and natural gas	France	0.9%
2. Nestle SA (Registered) Producer and seller of food products	Switzerland	0.8%
3. Shell Transport & Trading Co., PLC Provider of oil and gas	United Kingdom	0.7%
4. Toyota Motor Corp. Manufacturer of diversified automotive products	Japan	0.7%
5. Vodafone Group PLC Provider of mobile telecommunication services	United Kingdom	0.7%
6. UBS AG (Registered) Provider of commercial and investment banking services	Switzerland	0.6%
7. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	0.6%
8. Royal Bank of Scotland Group PLC Provider of a wide range of financial services	United Kingdom	0.6%
9. Canon, Inc. Producer of visual image and information equipment	Japan	0.6%
10. AstraZeneca PLC Manufacturer of pharmaceutical and agrochemical products	United Kingdom	0.5%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form is available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2004

	Shares	Value ($)

Common Stocks 24.3%
Australia 0.3%
Australia & New Zealand Banking Group Ltd. (Cost $43,151)	3,332	42,192
Austria 0.2%
Wienerberger AG (Cost $22,357)	690	24,708
Brazil 0.2%
Companhia Vale do Rio Doce (ADR) (Cost $13,916)	541	29,160
Denmark 0.2%
TDC AS (Cost $24,888)	810	26,309
Finland 0.3%
Nokia Oyj	1,234	14,131
Nokia Oyj (ADR)	925	10,749
Stora Enso Oyj "R"	1,434	19,885
(Cost $54,311)		44,765
France 1.8%
BNP Paribas SA	910	52,904
Credit Agricole SA	1,493	35,164
Schneider Electric SA	553	35,119
Total SA	623	120,754
Vivendi Universal SA*	470	11,730
(Cost $209,318)		255,671
Germany 1.4%
Deutsche Telekom AG (Registered)*	2,300	38,472
E.ON AG	848	60,253
Hypo Real Estate Holdings AG*	1,020	31,598
Metro AG	500	22,910
Muenchener Rueckversicherungs -Gesellschaft AG (Registered)	338	32,403
SAP AG	120	19,207
(Cost $172,201)		204,843
Greece 0.3%
Alpha Bank AE (Cost $32,481)	1,568	37,119
Hong Kong 0.5%
Esprit Holdings Ltd.	9,359	41,756
Sun Hung Kai Properties Ltd. (REIT)	4,200	35,539
(Cost $74,610)		77,295
Hungary 0.2%
OTP Bank Rt (GDR) (Cost $15,588)	770	31,724
Italy 0.7%
Eni SpA	3,296	67,727
Terna SpA*	15,825	33,849
(Cost $79,966)		101,576
Japan 6.0%
Aiful Corp.	100	9,405
Canon, Inc.	1,600	78,115
Dai Nippon Printing Co., Ltd.	2,000	28,306
Daiwa House Industry Co., Ltd.	2,000	20,785
FANUC Ltd.	700	40,332
Hoya Corp.	500	51,380
KDDI Corp.	6	30,640
Kirin Brewery Co., Ltd.	5,000	48,912
Mitsubishi Corp.	6,000	57,725
Mitsubishi Tokyo Financial Group, Inc.	4	35,791
Mitsui Fudosan Co., Ltd.	5,000	55,553
Mizuho Financial Group, Inc.	15	56,810
Nippon Steel Corp.	23,000	46,650
Nissan Motor Co., Ltd.	4,912	52,988
Sekisui Chemical Co., Ltd.	3,000	21,593
Sharp Corp.	3,000	43,321
Sony Corp.	900	31,582
Toyota Motor Corp.	2,600	104,537
Yamanouchi Pharmaceutical Co., Ltd.	1,400	47,996
(Cost $763,599)		862,421
Korea 0.6%
LG Electronics, Inc.	400	16,643
POSCO	230	31,341
Samsung Electronics Co., Ltd.	97	34,557
(Cost $65,426)		82,541
Netherlands 1.0%
European Aeronautic Defense & Space Co.	1,323	36,406
ING Groep NV	2,900	67,187
Koninklijke (Royal) Philips Electronics NV	1,610	38,964
(Cost $132,772)		142,557
Norway 0.2%
Statoil ASA (Cost $23,681)	1,900	23,743
Russia 0.2%
LUKOIL (ADR) (Cost $13,017)	210	22,890
Spain 0.6%
Banco Popular Espanol SA	395	21,236
Gestevision Telecinco SA*	310	4,891
Telefonica SA	4,233	61,599
(Cost $65,992)		87,726
Sweden 0.3%
Telefonaktiebolaget LM Ericsson "B"* (Cost $22,466)	18,108	48,313
Switzerland 3.1%
ABB Ltd.*	9,070	48,880
Credit Suisse Group	1,136	36,369
Nestle SA (Registered)	419	106,858
Novartis AG (Registered)	1,378	61,527
Roche Holding AG	648	63,931
UBS AG (Registered)	1,366	91,194
Zurich Financial Services AG	200	28,233
(Cost $362,372)		436,992
Thailand 0.1%
Bangkok Bank PCL (Foreign Registered)* (Cost $18,904)	7,300	16,792
United Kingdom 6.1%
AstraZeneca PLC	1,739	77,880
BAA PLC	2,527	25,729
BHP Billiton PLC	7,372	67,210
British Sky Broadcasting Group PLC	2,135	23,486
GlaxoSmithKline PLC	2,081	42,300
HSBC Holdings PLC	5,818	85,492
Imperial Tobacco Group PLC	2,030	44,181
Kingfisher PLC	4,921	25,432
National Grid Transco PLC	3,810	30,177
Prudential Corp. PLC	4,307	35,544
Reuters Group PLC	3,410	20,198
Royal Bank of Scotland Group PLC	3,003	84,484
Shell Transport & Trading Co., PLC	14,561	105,592
Smith & Nephew PLC	5,350	54,033
Vodafone Group PLC	47,642	103,386
William Morrison Supermarkets PLC	4,872	16,047
WPP Group PLC	3,190	29,518
(Cost $779,634)		870,689
Total Common Stocks (Cost $2,990,650)		3,470,026

Preferred Stock 0.3%
Germany
Henkel KGaA (Cost $34,392)	513	37,578

	Principal Amount ($)	Value ($)

US Government Backed 74.7%
United States
US Treasury STRIPs:
Principal Only, 1.511%**, 11/15/2004	9,965,000	9,921,005
Principal Only, 1.716%**, 11/15/2004	750,000	746,243
Total US Government Backed (Cost $10,476,169)		10,667,248

	Shares	Value ($)

Cash Equivalents 0.7%
Scudder Cash Management QP Trust, 1.38% (b) (Cost $108,100)	108,100	108,100
Total Investment Portfolio - 100.0% (Cost $13,609,311) (a)		14,282,952

* Non-income producing security.
** Bond equivalent yield to maturity; not a coupon rate.
(a) The cost for federal income tax purposes was $13,636,446. At July 31, 2004, net unrealized appreciation for all securities based on tax cost was $646,506. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $737,537 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $91,031.
(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2004
Assets
Investments: Investments in securities, at value (cost $13,501,211)	$ 14,174,852
Investment in Scudder Cash Management QP Trust (cost $108,100)	108,100
Total investments in securities, at value (cost $13,609,311)	14,282,952
Foreign currency, at value (cost $68,483)	66,961
Receivable for investments sold	922
Dividends receivable	4,387
Interest receivable	125
Foreign taxes recoverable	11,606
Due from Advisor	51,482
Other assets	2,812
Total assets	14,421,247
Liabilities
Payable for Fund shares redeemed	1,125
Other accrued expenses and payables	74,225
Total liabilities	75,350
Net assets, at value	$ 14,345,897
Net Assets
Net assets consist of: Undistributed net investment income	348,607
Net unrealized appreciation (depreciation) on: Investments	673,641
Foreign currency related transactions	(142)
Accumulated net realized gain (loss)	(2,048,580)
Paid-in capital	15,372,371
Net assets, at value	$ 14,345,897
Net Asset Value
Net Asset Value and redemption price per share ($14,345,897 / 1,831,454 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.83

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $8,217)	$ 68,847
Interest	892,425
Interest - Scudder Cash Management QP Trust	1,047
Total Income	962,319
Expenses: Management fee	93,043
Distribution service fees	38,768
Services to shareholders	18,950
Administrative fee	9,977
Custodian fees	114,853
Auditing	41,112
Legal	4,107
Trustees' fees and expenses	15,459
Reports to shareholders	9,043
Registration fees	1,025
Other	1,360
Total expenses, before expense reductions	347,697
Expense reductions	(112,067)
Total expenses after expense reductions	235,630
Net investment income (loss)	726,689
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	385,118
Foreign currency related transactions	6,668
391,786
Net unrealized appreciation (depreciation) during the period on: Investments	(621,813)
Foreign currency related transactions	(829)
(622,642)
Net gain (loss) on investment transactions	(230,856)
Net increase (decrease) in net assets resulting from operations	$ 495,833

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2004	2003
Operations: Net investment income (loss)	$ 726,689	$ 810,561
Net realized gain (loss) on investment transactions	391,786	(378,666)
Net unrealized appreciation (depreciation) on investment transactions during the period	(622,642)	(70,326)
Net increase (decrease) in net assets resulting from operations	495,833	361,569
Distributions to shareholders from: Net investment income	(783,246)	(855,845)
Fund share transactions: Reinvestment of distributions	751,220	805,392
Cost of shares redeemed	(2,261,649)	(2,191,526)
Net increase (decrease) in net assets from Fund share transactions	(1,510,429)	(1,386,134)
Increase (decrease) in net assets	(1,797,842)	(1,880,410)
Net assets at beginning of period	16,143,739	18,024,149
Net assets at end of period (including undistributed net investment income of $348,607 and $398,496, respectively)	$ 14,345,897	$ 16,143,739
Other Information
Shares outstanding at beginning of period	2,018,376	2,190,020
Shares issued to shareholders in reinvestment of distributions	96,057	103,255
Shares redeemed	(282,979)	(274,899)
Net increase (decrease) in Fund shares	(186,922)	(171,644)
Shares outstanding at end of period	1,831,454	2,018,376

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 8.00	$ 8.23	$ 8.55	$ 10.19	$ 10.32
Income (loss) from investment operations: Net investment income[a]	.37	.38	.34	.30	.36
Net realized and unrealized gain (loss) on investment transactions	(.13)	(.20)	(.35)	(.65)	.67
Total from investment operations	.24	.18	(.01)	(.35)	1.03
Less distributions from: Net investment income	(.41)	(.41)	(.31)	(.34)	(.39)
Net realized gains on investment transactions	-	-	-	(.95)	(.77)
Total distributions	(.41)	(.41)	(.31)	(1.29)	(1.16)
Net asset value, end of period	$ 7.83	$ 8.00	$ 8.23	$ 8.55	$ 10.19
Total Return (%)[b]	3.01[c]	2.31	(.05)	(3.90)	9.88
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	14	16	18	20	24
Ratio of expenses before expense reductions (%)	2.24	1.28	1.29	1.72[d]	1.46
Ratio of expenses after expense reductions (%)	1.52	1.28	1.29	1.71[d]	1.45
Ratio of net investment income (loss) (%)	4.69	4.80	4.15	3.22	3.49
Portfolio turnover rate (%)	21	22	27	28	31
[a] Based on average shares outstanding during the period.
[b] Total return does not reflect the effect of any sales charge.
[c] Total return would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.67% and 1.67%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Worldwide 2004 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (November 15, 2004) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide a total return, a combination of capital growth and income.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value, as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $2,021,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2010 ($1,103,000) and July 31, 2011 ($918,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ 348,607
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (2,021,000)
Unrealized appreciation (depreciation) on investments	$ 646,506

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2004	2003
Distributions from ordinary income*	$ 783,246	$ 855,845

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed a Fund are apportioned among the Funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $3,243,630 and $5,609,068, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% of average daily net assets, computed and accrued daily and payable monthly. Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, serves as subadvisor with respect to the investment and reinvestment of assets in the Fund and is paid by the Advisor for its services.

Accordingly, for the year ended July 31, 2004, the Advisor did not impose a portion of its Advisory Fee aggregating $56,410, which is equivalent to an effective rate of 0.24%.

For the year ended July 31, 2004, the Advisor has agreed to reimburse the Fund $260 for expenses.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others (affiliated and non-affiliated) to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit, in exchange for the payment by the Fund of an administrative service fee (the "Administrative Fee") of 0.375% of average daily net assets, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated September 30, 2003, and effective October 1, 2003, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period August 1, 2003, through September 30, 2003, the Administrative fee was $9,977.

Effective October 1, 2003 through September 30, 2005, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.20% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, and organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company (``SISC''), an affiliate of the Advisor, is the Fund's transfer, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend-paying agent functions to DST. The costs and expenses of such delegation are borne by SISC, not by the Fund. For the period October 1, 2003 through July 31, 2004, the amount charged to the Fund by SISC aggregated $16,629, of which all is waived at July 31, 2004.

Prior to September 30, 2003, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2004, the Service Fee was $38,768, of which all is waived at July 31, 2004. Accordingly, for the year ended July 31, 2004, the Service Fee was equivalent to an annual effective rate of 0.25% of the Fund's average net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Cessation of Operations

On July 21, 2004, the Board of Trustees approved the liquidation and termination of the Fund on its maturity date, November 15, 2004 ("Maturity Date"). Shareholders may exchange into another Scudder fund or redeem their shares prior to the Maturity Date. All shares held until the Maturity Date will be redeemed. Any redemption or exchange will be a taxable event for shareholders with the exception of those participating in Individual Retirement Accounts (IRAs), qualified defined contribution and defined benefit plans or other qualified retirement vehicles.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. We are unable to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, Deutsche Asset Management ("DeAM") and its affiliates, certain individuals, including in some cases Fund Trustees/Directors, and other parties. DeAM has undertaken to bear all liabilities and expenses incurred by the Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding fund valuation, market timing, revenue sharing or other subjects of the pending inquiries. Based on currently available information, DeAM believes the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect its ability to perform under its investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Scudder Worldwide 2004 Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Scudder Worldwide 2004 Fund (the "Fund"), one of a series of the Scudder Target Fund, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Scudder Worldwide 2004 Fund of the Scudder Target Fund at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 22, 2004	/s/ Ernst & Young LLP

Tax Information (Unaudited)

For federal income tax purposes, the fund designates $80,000 or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois, 60606. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co.; Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.	81
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Enron Corporation (energy trading firm) (effective May 30, 2002); First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company).	81
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation.	81
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994).	81
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products).	81
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998).	81
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm).	81
Fred B. Renwick (1930) Trustee, 1988-present	Retired; Professor Emeritus of Finance, New York University, Stern School of Business (2001-present); formerly, Professor, New York University Stern School of Business (1965-2001). Directorships: The Wartburg Foundation; Chairman, Finance Committee of Morehouse College Board of Trustees; formerly, Director of Board of Pensions, Evangelical Lutheran Church in America; member of the Investment Committee of Atlanta University Board of Trustees; Chair of the Investment Committee, American Bible Society Board of Trustees.	81
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems.	81

Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[3] (1942) Trustee, 2004-present	Chief Executive Officer in the Americas for Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	147
Julian F. Sluyters[4] (1960) Chief Executive Officer, 2004-present	Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management
n/a
Brenda Lyons[5] (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo[5] (1957) Treasurer and Chief Financial Officer, 2002-present	Managing Director, Deutsche Asset Management (April 2004-present); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
John Millette[5] (1962) Secretary, 2001-present	Director, Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director, Deutsche Asset Management	n/a
Kevin M. Gay[5] (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management	n/a
Salvatore Schiavone[5] (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Address: 280 Park Avenue, New York, New York
4 Address: 345 Park Avenue, New York, New York
5 Address: Two International Place, Boston, Massachusetts
6 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KWIVX
CUSIP Number	81123E-606
Fund Number	81

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2004, Scudder Target Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER WORLDWIDE 2004 FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young, LLP
("E&Y"), the Fund's auditor, billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
                                     Audit-                      All
         Fiscal          Audit      Related          Tax        Other
          Year           Fees         Fees           Fees        Fees
         Ended          Billed       Billed         Billed      Billed
        April 30        to Fund     to Fund        to Fund      to Fund
--------------------------------------------------------------------------------
2004                   $41,180         $0           $7,267       $0
--------------------------------------------------------------------------------
2003                   $37,442         $0           $6,607       $0
--------------------------------------------------------------------------------

The above "Tax Fees" were billed for professional services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche
Investment Management Americas, Inc. ("DeIM" or the "Adviser"), and any entity controlling, controlled by or under common control with DeIM ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                       Audit-                                 All
                      Related             Tax                Other
                        Fees              Fees                Fees
                      Billed to         Billed to           Billed to
                    Adviser and       Adviser and         Adviser and
         Fiscal      Affiliated        Affiliated          Affiliated
          Year         Fund              Fund                Fund
         Ended        Service           Service             Service
        April 30     Providers         Providers           Providers
--------------------------------------------------------------------------------
2004                $133,500             $0                    $0
--------------------------------------------------------------------------------
2003                $325,700             $0                    $0
--------------------------------------------------------------------------------

The "Audit-Related Fees" were billed for services in connection with the assessment of internal controls and additional related procedures.

                               Non-Audit Services

The following table shows the amount of fees that E&Y billed during the
Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y's independence.

 --------------------------------------------------------------------------------
                                Total
                             Non-Audit Fees
                               billed to
                             Adviser and
                            Affiliated Fund
                          Service Providers          Total
                            (engagements            Non-Audit
                          related directly      Fees billed to
                 Total         to the            Adviser and
               Non-Audit     operations        Affiliated Fund
    Fiscal       Fees        and financial    Service Providers
     Year       Billed         reporting         (all other          Total of
    Ended      to Fund        of the Fund        engagements)       (A), (B)
   April 30      (A)              (B)                 (C)            and (C)
--------------------------------------------------------------------------------
2004           $7,267           $0               $681,000          $688,267
--------------------------------------------------------------------------------
2003           $6,607           $0              $4,152,492        $4,159,099
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management and process improvement initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable.

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

Fund management has previously identified a significant deficiency relating to the overall fund expense payment and accrual process. This matter relates primarily to a bill payment processing issue. There was no material impact to shareholders, fund net asset value, fund performance or the accuracy of any fund's financial statements. Fund management discussed this matter with the
Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Worldwide 2004 Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer
                                    Chief Executive Officer

Date:                               October 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Worldwide 2004 Fund

By:                                 /s/Julian Sluyters
                                    -------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               October 1, 2004

By:                                 /s/Paul Schubert
                                    -------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               October 1, 2004